                                                               EXHIBIT 10.15.02


                                 AMENDMENT NO. 2
                                       TO
            AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT


        THIS AMENDMENT NO. 2 (this "Amendment No.2") to the Contract (as defined below) between CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Owner") and LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Vendor"), is made as of the 22nd day of March 2002 ("Effective Date").

                                    RECITALS

WHEREAS, the Owner and Vendor entered into that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000, as amended by Amendment No. 1 thereto, dated March 22, 2002 (together the "Contract"); and

WHEREAS, the Owner and Vendor have entered into that certain Professional Services Agreement dated September 28, 2000 (hereafter "Professional Services Agreement"); and

WHEREAS, the Owner and Vendor have entered into certain letter agreements dated April 6, 2001 (but executed on June 12, 2001); April 19, 2001 (executed on April 30, 2001), and March 22, 2002, (collectively "Letter Agreements") setting forth other terms and details related to Products and Services to be provided to Owner by Vendor;

WHEREAS, the Owner and Vendor desire to clarify and/or modify the provisions of said Letter Agreements and to capture said provisions in a single document representing the position of the parties as of the Effective Date; and

WHEREAS, the Owner and Vendor desire to amend the Contract as set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment No. 2, the Owner and Vendor hereby agree as follows:

1. Interpretation. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Contract. In the event of any conflict between the terms and conditions of this Amendment No. 2, on the one hand, and the Contract or the relevant Letter Agreements, on the other, the terms of this Amendment No. 2 shall prevail with respect to the subject matter herein.

2. Applicability of Amendment. The amendments made in this Amendment No. 2 shall apply as of the Effective Date, except as expressly indicated otherwise herein.


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3.  MSC Pricing.  [***]













4. Addition of New Markets; Exhibit S to the Contract and Modifications to Exhibits E-8 and B-7. Effective on April 19, 2001, the parties re-affirmed that [***] had previously been added to the Contract Exhibit S. The parties also agreed to add [***] to Exhibit S. Furthermore, the parties agreed to add in [***] to the Contract Exhibit S. Exhibit S, dated April 19, 2001 reflecting the above Markets is attached hereto as Attachment C (the "April 2001 Exhibit S"). Notwithstanding the above, subsequent clarifications between Owner and Vendor regarding the April 2001 Exhibit S resulted in a new Exhibit S being agreed to effective on March 22, 2002. This revised Exhibit S is dated March 11, 2002, is effective as of March 22, 2002, and is set forth in Attachment G: Exhibit S, Dated March 11, 2002 - Markets, attached hereto (the "March 2002 Exhibit S"). The March 2002 Exhibit S shall be the current Exhibit S for the Contract and for purposes of applying the provisions in


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this Amendment No. 2, replacing in its entirety the April 2000 Exhibit S and all other prior versions of Contract Exhibit S. Owner has at all times reserved and hereby reserves its right to change or cancel its development plans for the Great Lakes Markets depending on, among other matters, final RF design metrics and implementation cost estimates.

5. Fixed Network Design ("FND"); Exhibit E-8 and Exhibit B-7 to the Contract. The parties agree that, with respect to the Great Lakes Markets, the Exhibit E-8 to the Contract shall be amended to include the July 28, 2000 Statement of Work for Cricket Fixed Network Design (exclusive of the per market pricing table) contained in Attachment A to the Professional Services Agreement, a copy of which is set forth in Attachment A: Exhibit E-8 Supplement No. 1 - FND SOW, attached hereto (the "Supplemental FND SOW-Great Lakes"), and Exhibit E-8 to the Contract is hereby amended to include the Supplemental FND SOW-Great Lakes. The parties further agree that, with respect to the Great Lakes Markets, the applicable pricing for FND shall be as set forth in the Exhibit B-7 Supplemental No. 1- Table 1, a copy of which is attached hereto in Attachment B: Exhibit B-7 Supplemental No. 1- Table 1 (the "Supplemental FND Pricing-Great Lakes"), and Exhibit B-7 to the Contract is hereby amended to include the Supplemental FND Pricing-Great Lakes.

6. Pricing Change for Owner Site Deployment Services Pricing Summary Exhibit B-7 to the Contract. The parties agree to modify Exhibit B-7 to the Contract to reflect a change in pricing strategy for all site deployment Services related to the Great Lakes Markets. Such modifications shall be as set forth in the Exhibit B-7 Supplemental No. 1 - Cricket Site Deployment Services Summary Page (for the Great Lakes Markets), attached hereto as Attachment B ("Supplemental Site Deployment Services Pricing-Great Lakes"), and Exhibit B-7 to the Contract is hereby amended to include the Supplemental Site Deployment Services Pricing-Great Lakes. [***]











7. RF Design for Certain Great Lakes Markets. The parties agree that the contractual requirements of the RF Design SOW as set forth in the Contract, including related link budgets, shall be modified in accordance with the terms of the following letters (hereafter "RF Design Letters") for the Great Lakes Markets identified in Exhibit S as Nos. 31C, 31D, 32, 34, 35C, 37D, 38C, 38D, and 39-46, inclusive (the "Modified Markets"). The RF Design Letters are incorporated herein by reference. In the event of a conflict, in relation to the Modified Markets, between said RF Design Letters and Exhibit D - RF Engineering and Design per the original Contract, the terms of the RF Design Letters shall prevail:





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        a) Letter dated February 19, 2001 from Vendor's John Pinckert to Owner's
        Rick Segil (a copy of which is attached hereto as Attachment D).

        b) Note dated February 16, 2001 from Vendor's CDMA RF Optimization and Applications Group, Version 0.4 "Dual License overlay options for Cricket" (a copy of which is attached hereto as Attachment E); and

        c) Letter dated February 19, 2001 from Vendor's John Pinckert to Owner's John Saboe regarding modified RF link budget (a copy of which is attached hereto as Attachment F).

8. IWF Letter Dated April 6th - In a letter dated April 6, 2000, Vendor offered to loan Owner an IWF subject to certain conditions stated therein. Owner has never accepted the offer in such letter and the offer made by Vendor therein is hereby withdrawn, void and of no further force or effect.

9. CCU 32 Channel Cards. [***]







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[***]












10. Region I Swap-Out Credit Balance. Vendor confirms, and Owner agrees, that the balance available to Owner in the Region I Swap-out Credit fund as set forth in the Contract, also referred to by the parties as the "Region 1 Swap out Credit" is [*] as of the Effective Date of this Amendment No. 2. Because both the scope and amounts of this credit have changed since the inception of the Contract, the parties herein modify Contract Section 7.2 and 5.6 to allow credits from the Region I Swap-out Credit fund to be used [***].

11. FMS/MM-AP. [***]




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[***]











12. Certain Financing Requires Lucent Products. Owner agrees that if Vendor provides financing under the current Amended and Restated Credit Agreement, dated as of October 20, 2000, by and among Owner, Cricket Communications Holdings, Inc., the lenders party thereto and Vendor (as administrative agent) (as amended from time to time, the "Credit Agreement"), for Site Acquisition Services and Architectural and Engineering Services in a Great Lakes Market, then Owner will use only Vendor provided BTS and MSC Products for the build out of such Market to the extent such build out is directly related to the provision of such Site Acquisition Services and Architectural and Engineering Services, provided that Vendor finances such Products under the then current Credit Agreement.

13.  Liquidated Damages Settlement and Amendments.  [***]




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DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL
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[***]














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DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL
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[***]






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DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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[***]












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DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL
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14. Substantial Completion (Phoenix/Denver). Owner agrees to the achievement of the Guaranteed Substantial Completion Date milestone for the Phoenix and Denver Systems effective as of December 31, 2001. [***]




15. Final Acceptance (Salt Lake City). Owner agrees to the achievement of the Guaranteed Substantial Completion Date and Final Acceptance milestones for the Salt Lake City System effective as of December 31, 2001, [***].

16. Purchase of Growth Products and Services For Cell Splits. Vendor and Owner agree that Vendor shall accept Purchase Orders, subject to the provisions of the Contract, from Owner up to an aggregate of $10,000,000 for Services related to cell split growth ordered within eighteen (18) months after the commercial launch date of the applicable System. Such Purchase Orders related to Services for cell split growth will be financed in the same manner as would purchases of Vendor Products under the Contract.

17. Adding Additional Agency Subcontractors. Vendor agrees that MTS of Fort Worth, Texas, and Transtector Systems of Hayden Lake, Idaho, will be added as additional Agency Subcontractors under the Contract, and that other suppliers will be considered for addition as an Agency Subcontractor as suggested by Owner. Vendor will use commercially reasonable efforts to see that all Agency Subcontractors meet Vendor qualifications requirements prior to such additions.

18. Services Transition. A transition of certain management Services currently provided by Vendor is contemplated, with Owner assuming responsibility therefor. The parties agree that the E Exhibits of the Contract, including certain related prices and pricing terms and conditions, will be modified and incorporated into the Contract not later than May 15, 2002. If the parties are unable to agree on a transition Services amendment by May 15, 2002, Vendor's obligations for Services will continue to be in accordance with the E Exhibits of the Contract. [***]

Vendor agrees to deliver to Owner on or before May 15, 2002, a report on each incomplete Site, consistent in form for each Site, detailing the current status of its completion and the performance of Services to date. Such report shall also detail for each





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Site: (i) the Services that have been completed, (ii) the Services that are incomplete but will be finished by Vendor, and (iii) the management Services that Vendor proposes to transition to Owner.

Vendor shall be released of all contractual obligations associated with the tasks transitioned and assumed by Owner in writing.

Due to the above transition impacting Vendor's ability to control the triggers for Services invoicing and billing per Section 5.3 of the Contract, the parties agree that such Services for transitioned Sites will be billed as the Work is performed and payment will be made within 30 days of such billing.

Vendor agrees that the actual Work performed per the E Exhibits, (except for the management portion of such Services assumed by Owner after transition) will continue to be financed in the same manner under the Contract and the Credit Agreement. The parties will agree on the total dollar amount of financing required after transition of such Services, which shall not exceed the amount of financing already provided for under the Credit Agreement based on Vendor providing the Services per the E Exhibits prior to any modification in Services resulting from the transition. If the parties cannot agree on the amount of financing required as a result of the transition of Services, then such transition of Services, except as qualified above, will remain as currently stated in the Contract.

19. Full Force and Effect. Except as expressly modified in this Amendment No. 2, the Contract shall remain unmodified and in full force and effect.

20. Entirety of Amendment. This Amendment No. 2 to the Contract together with the Contract, and related Credit Agreement, constitute the entirety of the agreement between the parties with respect to the subject matter thereof, and no modifications, alterations or waivers of any provision contained therein shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in the Contract. This Amendment No. 2 shall specifically supercede, replace and is intended to memorialize the contractual elements of the Letter Agreements that are still applicable as of the Effective Date of this Amendment.

21. Execution. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed to be an original hereof, but together shall constitute but one and the same instrument. This Amendment No. 2 may be executed by facsimile and the parties agree that such facsimile signatures shall have the same force and effect as original signatures.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized representatives effective as of the date first set forth above.



"VENDOR"                                         "OWNER"
LUCENT TECHNOLOGIES INC.,                        CRICKET COMMUNICATIONS, INC.,
a Delaware corporation                           a Delaware corporation

By: /s/ STEPHEN R. MARINO                        By: /s/ S. G. SWENSON
    --------------------------                       --------------------------
Name: STEPHEN R. MARINO                          Name: S. G. SWENSON
      ------------------------                         ------------------------
Title: CTVP -- MAJOR ACCOUNTS                    Title: PRESIDENT
       -----------------------                          -----------------------
Date: 5/10/02                                    Date: 5/8/02
      ------------------------                         ------------------------



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


                                AMENDED EXHIBITS


Attachment A: Exhibit E-8 Supplement No. 1 - FND SOW

Attachment B: Exhibit B-7, Supplemental No. 1 Cricket Site Deployment Services Summary Page and Table 1 - FND Pricing (for the Great Lakes Markets)

Attachment C: Exhibit S, dated April 19, 2001 - Markets

Attachment D: Letter of February 19, 2001 to Rick Segal from Vendor

Attachment E: Letter of February 16, 2001 from Vendor

Attachment F: Letter of February 19, 2001 to John Saboe from Vendor

Attachment G: Exhibit S, Dated March 11, 2002 - Markets

Exhibit T - Track, Pack and Test Services

Exhibit U - Site Preparation Checklist




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

   Amendment No. 2 to Amended And Restated System Equipment Purchase Agreement
              Attachment A: Exhibit E-8 Supplement No. 1 - FND SOW

              LUCENT TECHNOLOGIES NETWORKCARE PROFESSIONAL SERVICES

                                STATEMENT OF WORK
                        FOR CRICKET FIXED NETWORK DESIGN
      (FOR ADDITIONAL MARKETS NOT AWARDED UNDER SEPARATE SUPPLY AGREEMENT)
                                       AND
                      (FOR USE IN THE GREAT LAKES MARKETS)

                                  JULY 28, 2000

   [Four pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]






                      Lucent Technologies Inc. Proprietary
                                   Page 1 of 4

Cricket/Lucent Site Deployment Services - Great Lakes Markets

     Amendment No. 2 to Amended and Restated System Equipment Purchase Agreement
                                                                    Attachment B
                                                 Exhibit B-7, Supplement No. 1




  [Two pages of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]




                           Cricket/Lucent Proprietary

                        Amended and Restated System Equipment Purchase Agreement
                                                  Amendment No. 2 (ATTACHMENT C)
                                                             (Revised Exhibit S)



                                    Exhibit S
                            (Revised April 19, 2001)



[Two Pages of Proprietary and Pricing Information Deleted Pursuant to Confidential Treatment Request]






                      Cricket Lucent Technology Proprietary

                      Amended and Restated System Equipment Purchase Agreement - Amendment No. 2
                      Attachment D



[One Page of Proprietary Information Deleted Pursuant to Confidential Treatment
                                    Request]

                      Amended and Restated System Equipment Purchase Agreement - Amendment No. 2
                      Attachment E



[Five Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

                      Amended and Restated System Equipment Purchase Agreement - Amendment No. 2
                      Attachment F



[Two Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

                        Amended and Restated System Equipment Purchase Agreement
                                                  Amendment No. 2 (ATTACHMENT G)
                                                             (Revised Exhibit S)




                                    Exhibit S
                            (Revised March 11, 2002)



[Two Pages of Proprietary and Pricing Information Deleted Pursuant to Confidential Treatment Request]






                      Cricket Lucent Technology Proprietary

                                    EXHIBIT T
                          Track, Pack and Test Service



        The following Services shall be provided to Cricket at a not to exceed cost of [*] per BTS or Growth Kit.

        1)      When Lucent is asked for a BTS quote (either modcell or growth kit), two quotes shall be provided.

        2) The first quote is for the modcell or growth kit configured with One (1) CCU32 per carrier (this is the minimum model configuration), and the second quote is for the bulk CCU32 order [***].

        3) Two PECOS purchase orders will be required to be submitted by Cricket with the same reference and same site number.

        4) Lucent will track CCU32 inventory for Cricket and provide monthly statements to Cricket.

        5) Lucent will install and test all CCU32 cards purchased under this service to ensure that the CCU32 cards are properly installed and operational per Lucent specification.




                           Lucent/Cricket Proprietary
                                  Page 1 of 1



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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT U

                           SITE PREPARATION CHECKLIST



See attached (i) Appendix A: Flexent(TM) CDMA Modular Cell site preparation checklists, and (ii) Appendix B: Cell site information.

Note: The attached Appendicies are odd numbered pages only - all even numbered pages were blank and were removed.

APPENDIX A:  FLEXENT(TM) CDMA
MODULAR CELL SITE PREPARATION
CHECKLISTS



Overview

Purpose This section is for use by authorized personnel to verify completion of cell site preparation activities prior to installation of cell site equipment.


[Sixteen Pages of Proprietary and Technical Information Redacted Pursuant to Confidential Treatment Request]




                        Lucent Technologies - Proprietary

APPENDIX B:  CELL SITE INFORMATION

Overview

Purpose This section is for use by Customer Project Management to document cell site configuration information.



[Five Pages of Proprietary and Technical Information Redacted Pursuant to Confidential Treatment Request]




                        Lucent Technologies - Proprietary